UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


   Date of Report (Date of earliest event reported)  September 23, 2004
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                               VITAL LIVING, INC.
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               (Exact Name of Registrant as Specified in Charter)

          Nevada                      000-33211                 88-0485596
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(State or Other Jurisdiction         (Commission              (IRS Employer
    of Incorporation)                File Number)          Identification No.)


5080 North 40th Street, Suite #105, Phoenix, Arizona               85018
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(Address of Principal Executive Offices)                         (Zip Code)

Registrant's telephone number, including area code    (602) 952-9909
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                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

      On September 23, 2004, Mitchel Feinglas agreed to resign from the Board of Directors of Vital Living, Inc. ("Company"). Mr. Feinglas agreed to resign in order to allow the Board to appoint two new independent directors to the Board of Directors, thereby increasing the independence of the Board. The two new directors appointed to the Company's Board of Directors were D. Clay Coffeen and Michael Cardamone.

      D. Clay Coffeen, 38 years old, has served as a financial consultant for RBC Dain Rauscher since June 1999. From May 1997 to June 1999, Mr. Coffeen served as a financial consultant to Morgan Stanley. Prior to this, Mr. Coffeen was a professional golfer. Mr. Coffeen is the Arizona Chairman for New Century Project, which is a grass roots political organization. Mr. Coffeen received a B.S. in business from Arizona State University.

      Michael Cardamone, 57 years old, has served as a private financial advisor since 1974. He has also served as a director of Accommodations Plus Inc., a company that provides and arranges for hotel reservations, since June 1996. In 1978, Mr. Cardamone founded M.J. Originals Dresses, a clothing producer, and served as its chief financial officer until May 1995. Mr. Cardamone received a B.S. from Queens College.

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                               VITAL LIVING, INC.



                                               By: /s/ Stuart A. Benson
                                                   --------------------
                                                   Stuart A. Benson
                                                   Chief Executive Officer


Date:  September 29, 2004